Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues grew nine percent year-over-year to $111.3 million; cash flow from operations was $24.6 million

GAAP earnings were $0.54/diluted share; non-GAAP earnings were $0.78/diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--October 26, 2017--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended September 30, 2017. Results are calculated using the “sell-in” method of revenue recognition on sales to distributors, reflecting the company’s adoption of ASC 606 effective January 1, 2017. Prior-year results have been recast as if ASC 606 had been in effect for those periods.

Net revenues for the third quarter were $111.3 million, an increase of three percent from the prior quarter and nine percent from the third quarter of 2016. Net income was $16.5 million or $0.54 per diluted share, compared to $0.46 per diluted share in the prior quarter and $0.43 per diluted share in the third quarter of 2016. Cash flow from operations was $24.6 million for the quarter.

In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of intangible assets and the tax effects of these items. Non-GAAP net income for the third quarter was $23.7 million or $0.78 per diluted share, compared with $0.69 per diluted share in the prior quarter and $0.67 per diluted share in the third quarter of 2016.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Revenues are up 13 percent for the first nine months of 2017, putting us on course for another year of double-digit revenue growth. We have a broad set of attractive opportunities ahead of us in the high-voltage power conversion market, including global trends such as energy efficiency as well as fast-growing vertical markets like rapid charging, smart homes and clean energy. We have a strong portfolio of products with which to address these opportunities, including our new InnoSwitch™3 family of ICs, which significantly advances the state of the art in power-supply design with its unprecedented levels of integration and energy efficiency.”

Additional Highlights

  Power Integrations repurchased approximately 96,000 shares of its common stock during the third quarter for $6.7 million; the company has $46.8 million remaining under its current repurchase authorization.
  Power Integrations paid a dividend of $0.14 per share on September 29, 2017. A dividend of $0.14 per share is scheduled to be paid on December 29, 2017, to stockholders of record as of November 30, 2017.
  Power Integrations was issued 17 U.S. patents during the third quarter of 2017.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2017:

  Revenues are expected to be $110 million plus or minus $3 million.
  GAAP gross margin is expected to be approximately 49.8 percent; non-GAAP gross margin is expected to be approximately 51 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.9 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be between $40 million and $40.5 million; non-GAAP operating expenses are expected to be between $33 million and $33.5 million. (Non-GAAP expenses are expected to exclude approximately $6.5 million of stock-based compensation expenses and $0.5 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-689-4187. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets (including in-place lease intangible assets) and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. These non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its fourth-quarter financial performance, being on course for double-digit revenue growth for the year, the opportunities ahead of it and its ability to address these opportunities are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 8, 2017. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
NET REVENUES	$111,255	$107,563	$101,625	$323,506	$287,232

COST OF REVENUES	55,542	54,116	51,783	163,870	145,117

GROSS PROFIT	55,713	53,447	49,842	159,636	142,115

OPERATING EXPENSES:
Research and development	17,340	17,341	15,906	51,321	46,544
Sales and marketing	12,254	12,607	11,447	36,494	33,594
General and administrative	9,546	8,765	8,789	27,015	24,772
Amortization of acquisition-related intangible assets	514	537	582	1,634	1,859
Total operating expenses	39,654	39,250	36,724	116,464	106,769

INCOME FROM OPERATIONS	16,059	14,197	13,118	43,172	35,346

Other income, net	895	465	282	1,866	779

INCOME BEFORE INCOME TAXES	16,954	14,662	13,400	45,038	36,125

PROVISION FOR INCOME TAXES	448	760	591	531	1,530

NET INCOME	$16,506	$13,902	$12,809	$44,507	$34,595

EARNINGS PER SHARE:
Basic	$0.55	$0.47	$0.44	$1.50	$1.20
Diluted	$0.54	$0.46	$0.43	$1.46	$1.17

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,759	29,720	28,972	29,646	28,834
Diluted	30,614	30,454	29,625	30,472	29,480

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$391	$351	$348	$885	$731
Research and development	2,173	2,351	1,934	6,158	5,343
Sales and marketing	1,441	1,189	1,303	3,727	3,229
General and administrative	2,521	2,436	2,204	7,052	5,914
Total stock-based compensation expense	$6,526	$6,327	$5,789	$17,822	$15,217

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$939	$939	$939	$2,817	$2,846

General & administrative expenses include:
Patent-litigation expenses	$2,302	$1,779	$1,894	$5,925	$4,711

Other income, net includes:
Amortization of in-place lease intangible assets	$-	$90	$90	$180	$270

REVENUE MIX BY END MARKET
Communications	23%	22%	28%	24%	26%
Computer	5%	4%	5%	4%	6%
Consumer	37%	41%	36%	38%	36%
Industrial	35%	33%	31%	34%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$55,713	$53,447	$49,842	$159,636	$142,115
GAAP gross margin	50.1%	49.7%	49.0%	49.3%	49.5%

Stock-based compensation included in cost of revenues	391	351	348	885	731
Amortization of acquisition-related intangible assets	939	939	939	2,817	2,846

Non-GAAP gross profit	$57,043	$54,737	$51,129	$163,338	$145,692
Non-GAAP gross margin	51.3%	50.9%	50.3%	50.5%	50.7%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$39,654	$39,250	$36,724	$116,464	$106,769

Less: Stock-based compensation expense included in operating expenses
Research and development	2,173	2,351	1,934	6,158	5,343
Sales and marketing	1,441	1,189	1,303	3,727	3,229
General and administrative	2,521	2,436	2,204	7,052	5,914
Total	6,135	5,976	5,441	16,937	14,486

Amortization of acquisition-related intangible assets	514	537	582	1,634	1,859

Non-GAAP operating expenses	$33,005	$32,737	$30,701	$97,893	$90,424

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$16,059	$14,197	$13,118	$43,172	$35,346
GAAP operating margin	14.4%	13.2%	12.9%	13.3%	12.3%

Add: Total stock-based compensation	6,526	6,327	5,789	17,822	15,217
Amortization of acquisition-related intangible assets	1,453	1,476	1,521	4,451	4,705

Non-GAAP income from operations	$24,038	$22,000	$20,428	$65,445	$55,268
Non-GAAP operating margin	21.6%	20.5%	20.1%	20.2%	19.2%

RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision for income taxes	$448	$760	$591	$531	$1,530
GAAP effective tax rate	2.6%	5.2%	4.4%	1.2%	4.2%

Tax effect of adjustments to GAAP results	(751)	(736)	(328)	(3,020)	(854)

Non-GAAP provision for income taxes	$1,199	$1,496	$919	$3,551	$2,384
Non-GAAP effective tax rate	4.8%	6.6%	4.4%	5.3%	4.2%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$16,506	$13,902	$12,809	$44,507	$34,595

Adjustments to GAAP net income
Stock-based compensation	6,526	6,327	5,789	17,822	15,217
Amortization of acquisition-related intangible assets	1,453	1,476	1,521	4,451	4,705
Amortization of in-place lease intangible assets	-	90	90	180	270
Tax effect of items excluded from non-GAAP results	(751)	(736)	(328)	(3,020)	(854)

Non-GAAP net income	$23,734	$21,059	$19,881	$63,940	$53,933

Average shares outstanding for calculation of non-GAAP income per share (diluted)	30,614	30,454	29,625	30,472	29,480

Non-GAAP net income per share (diluted)	$0.78	$0.69	$0.67	$2.10	$1.83

GAAP income per share	$0.54	$0.46	$0.43	$1.46	$1.17

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2017	June 30, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$50,700	$32,649	$62,134
Short-term marketable securities	213,042	221,346	188,323
Accounts receivable, net	17,192	18,697	6,528
Inventories	55,158	52,432	52,564
Prepaid expenses and other current assets	10,831	16,902	8,715
Total current assets	346,923	342,026	318,264

PROPERTY AND EQUIPMENT, net	114,855	113,202	95,296
INTANGIBLE ASSETS, net	26,871	28,324	31,502
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	19,086	19,328	11,342
OTHER ASSETS	24,899	6,809	6,157
Total assets	$624,483	$601,538	$554,410

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$38,474	$30,124	$29,727
Accrued payroll and related expenses	9,772	11,639	10,756
Taxes payable	1,227	1,072	729
Other accrued liabilities	4,895	3,858	2,734
Total current liabilities	54,368	46,693	43,946

LONG-TERM LIABILITIES:
Income taxes payable	2,817	2,805	2,639
Deferred tax liabilities	538	615	820
Other liabilities	4,501	4,422	3,921
Total liabilities	62,224	54,535	51,326

STOCKHOLDERS' EQUITY:
Common stock	29	29	28
Additional paid-in capital	192,074	189,259	172,875
Accumulated other comprehensive loss	(2,320)	(2,419)	(2,710)
Retained earnings	372,476	360,134	332,891
Total stockholders' equity	562,259	547,003	503,084
Total liabilities and stockholders' equity	$624,483	$601,538	$554,410

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$16,506	$13,902	$12,809	$44,507	$34,595
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,854	4,357	4,149	13,323	12,670
Amortization of intangible assets	1,453	1,566	1,612	4,631	5,051
Loss on disposal of property and equipment	286	-	68	324	216
Stock-based compensation expense	6,526	6,327	5,789	17,822	15,217
Amortization of premium on marketable securities	295	257	55	803	484
Deferred income taxes	163	457	281	(485)	506
Increase in accounts receivable allowances	129	80	110	209	303
Change in operating assets and liabilities:
Accounts receivable	1,376	(3,731)	656	(10,873)	(5,596)
Inventories	(2,726)	(1,283)	(3,192)	(2,594)	1,993
Prepaid expenses and other assets	(12,699)	(115)	(1,402)	(21,048)	(2,076)
Accounts payable	8,928	(1,252)	5,998	5,299	9,037
Taxes payable and other accrued liabilities	(529)	3,523	(675)	2,679	(2,241)
Net cash provided by operating activities	24,562	24,088	26,258	54,597	70,159

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(6,691)	(16,473)	(3,184)	(29,567)	(8,074)
Purchases of marketable securities	(34,499)	(49,636)	(56,187)	(146,073)	(122,398)
Proceeds from sales and maturities of marketable securities	42,555	31,800	22,207	120,695	75,128
Net cash provided by (used in) investing activities	1,365	(34,309)	(37,164)	(54,945)	(55,344)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	3,022	697	5,224	8,111	8,672
Repurchase of common stock	(6,734)	-	-	(6,734)	(6,435)
Payments of dividends to stockholders	(4,164)	(4,162)	(3,771)	(12,463)	(11,254)
Proceeds from draw on line of credit	5,000	-	-	5,000	-
Payments on line of credit	(5,000)	-	-	(5,000)	-
Net cash provided by (used in) financing activities	(7,876)	(3,465)	1,453	(11,086)	(9,017)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,051	(13,686)	(9,453)	(11,434)	5,798

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	32,649	46,335	105,343	62,134	90,092

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$50,700	$32,649	$95,890	$50,700	$95,890

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com